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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                   DATE OF REPORT:           October 2, 1996
                                  -------------------------------------
                                  (Date of the earliest event reported)

                            DISCOVERY ZONE, INC.
--------------------------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


           Delaware                     0-21854                36-3877601
----------------------------        ----------------      ----------------------
(State or other jurisdiction        (Commission File         (I.R.S. Employer
     of incorporation)                  Number)           Identification Number)


    110 East Broward Boulevard
    Ft. Lauderdale, Florida                                       33301
    ----------------------------------------                   ----------
    (Address of principal executive offices)                   (Zip Code)




                                954-627-2400
             --------------------------------------------------
             Registrant's telephone number, including area code





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Item 5.          Other Events.

                 To provide Discovery Zone, Inc. (the "Company") and seventeen of its direct subsidiaries and two of its indirect subsidiaries (the "Subsidiaries") with the financing required for a successful reorganization under chapter 11 of title 11, 11 U.S.C. Section Section 101 et seq. (the "Bankruptcy
                 Code"), the Company, the Subsidiaries and Perry Partners L.P. (the "Lender") have entered into a Revolving Credit Agreement dated as of October 2, 1996 (the "Revolving Credit Agreement"), among the Company as borrower, the Subsidiaries as guarantors, and the Lender. The Revolving Credit Agreement provides that the Company may borrow up to the aggregate principal amount of $25,000,000 (inclusive of a $7,000,000 subfacility for the issuance of letters of credit) outstanding at any one time.

                 By motion dated September 17, 1996 (the "Motion"), the Company and the Subsidiaries requested that the Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") authorize the Company and the Subsidiaries to obtain the financing under the Revolving Credit Agreement. On September 30, 1996, the Bankruptcy Court entered an amended interim order (the "Interim Order") which authorizes the Company to borrow up to the aggregate principal amount of $20,000,000 pending the conclusion of a final hearing on the Motion. The Company intends to borrow $19,000,000 under the Revolving Credit Agreement on October 2, 1996, of which $14,803,181.67 will be used to fully satisfy the Company's obligations to its current lender, Madeline, LLC, and the remainder of which will be used to satisfy the Company's liquidity needs. A final hearing is scheduled for October 25, 1996 at 9:30 a.m.

                 The Interim Order and the Revolving Credit Agreement are filed as exhibits hereto and are incorporated by reference herein.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

                 The Interim Order and the Revolving Credit Agreement are filed as exhibits hereto and are incorporated by reference herein.





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DISCOVERY ZONE, INC.



                                        By:   /s/ David A. Barclay
                                             -----------------------------------
                                             David A. Barclay
                                             Vice President and General Counsel





Dated:  October 2, 1996





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                              DISCOVERY ZONE, INC.

                           Current Report on Form 8-K

                                 Exhibit Index

Exhibit No.      Description

   99.1          Interim Order entered September 17, 1996.


   99.2          Revolving Credit Agreement dated as of October 2, 1996.





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